UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2006

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway – Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

(303) 268-6300
Registrants’ telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 21, 2006, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries entered into a commitment letter and a related fee letter with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Citicorp North America, Inc. (collectively, the “Committed Banks”) pursuant to which, and subject to the terms and conditions set forth therein, the Committed Banks have agreed to provide to the Company and its subsidiaries, including the registrants, a portion of and to syndicate an extended debtor-in-possession credit facility (the “Extended DIP Facility”). The terms of the commitment letter contemplate, among other things, (i) a $1.3 billion facility, (ii) the extension of the maturity date from March 31, 2006, the maturity date under the Company’s existing debtor-in-possession credit facility (the “Existing DIP Facility”), to August 7, 2006, (iii) an extension of the date for delivery of the (x) consolidated audited financial statements of the Company for the fiscal year ended December 31, 2005 until no later than April 30, 2006, and (y) combining unaudited schedule for each borrower group under the Extended DIP Facility for the fiscal year ended December 31, 2005 until no later than May 31, 2006, and (iv) a 25 basis point decrease in the borrowing margins (when compared to the borrowing margins under the Existing DIP Facility) with respect to loans made under the Extended DIP Facility. The commitment letter and the related fee letter will not become binding upon the Company or its subsidiaries party thereto unless and until such agreements are approved by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Company and its subsidiaries, including the registrants, intend to file a motion with the Bankruptcy Court seeking the approval of the commitment letter and the related fee letter and the consummation of the transactions contemplated thereby.

A copy of the commitment letter is attached to this filing as Exhibit 10.01 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of the commitment letter is qualified in its entirety by reference to such exhibit.

Certain of the Committed Banks were lenders and agents under certain of the Company’s and its subsidiaries’ pre-petition credit facilities.  As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries have initiated an adversary proceeding and are prosecuting claims against the lenders and agents under the Company’s and its subsidiaries’ pre-petition credit facilities (the “Litigation”).  A more complete description of the Litigation is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”) as filed with the Securities and Exchange Commission (the “SEC”). The Litigation has been transferred to the United States District Court for the Southern District of New York (the “District Court”) and the District Court will have jurisdiction over the Litigation, except with respect to certain motions for summary judgment that are pending before the Bankruptcy Court.  The foregoing summary of the Litigation is qualified in its entirety by reference to the description of the Litigation in the 2004 Form 10-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.01

Commitment Letter, dated February 21, 2006, by and among Adelphia Communications Corporation, UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Parnassos, L.P., Arahova Communications, Inc., Adelphia California Cablevision, LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Citicorp North America Inc.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the SEC and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,”

“if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations.  The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation, including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those other factors discussed under the heading “Risk Factors” in the 2004 Form 10-K.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

	By:	ACC OPERATIONS, INC.,
its Managing General Partner

	By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President and Financial Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

	By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President and Chief Financial Officer

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

	By:	FRONTIERVISION HOLDINGS, L.P.,
its General Partner

		By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

		By:	ADELPHIA GP HOLDINGS, L.L.C., its General
Partner

		By:	ACC OPERATIONS, INC., its Sole Member

	By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President
and Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P. (Registrant)

By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

By:	ADELPHIA GP HOLDINGS, L.L.C., its General
Partner

By:	ACC OPERATIONS, INC., its Sole
Member

By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION
(Registrant)

By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President
and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL II
CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President
and Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Vanessa A. Wittman
Vanessa A. Wittman
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01

Commitment Letter, dated February 21, 2006, by and among Adelphia Communications Corporation, UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Parnassos, L.P., Arahova Communications, Inc., Adelphia California Cablevision, LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Citicorp North America Inc.